U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 22, 2011

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report,the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS

On July 22, 2011, the Company engaged Jordan Silverstein as Vice President, Public Sponsor Group & Investor Relations with an effective start date of August 1, 2011.

Mr. Silverstein has previously served as the Vice President of Finance for Sahara Media Holding, Inc., a New York based technology firm focused on the acquisition and development of novel cloud based technologies. From 2003 to 2008 Mr. Silverstein served in a senior capacity at The Investor Relations Group, a boutique Investor Relations and Public Relations firm based in New York's financial district, where he specialized in developing customized exposure strategies for the firm's micro and small cap portfolio clients. Mr. Silverstein received his Bachelor of Science degree from Champlain College, in Burlington Vermont.

Further information can be found in future filings of the Company with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DOMARK INTERNATIONAL, INC.


Date: July 25, 2011                  By: /s/ R. Thomas Kidd
                                        ----------------------------------
                                        R. Thomas Kidd
                                        Chief Executive Officer


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